EXHIBIT 10.11

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Security Agreement”), dated as of October 25, 2004, by and among by and among CENTRA INDUSTRIES, INC., a Delaware corporation (“Centra”) and MIDWEST CABLE COMMUNICATIONS OF ARKANSAS, INC., an Arkansas corporation (“Midwest” and together with Centra collectively referred to as the “Debtor”), and STANFORD VENTURE CAPITAL HOLDINGS, INC., a Delaware corporation (together with its successors and assigns, the “Secured Party”).

RECITALS

A. On August 1, 2003 and on January 8, 2004, respectively, Midwest and Centra each filed voluntary petitions for bankruptcy under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Western District of Arkansas, Fayetteville Division (the “Bankruptcy Court”). On July 2, 2004, the Debtor filed a Joint Plan of Reorganization (the “Plan”). By Order dated September 14, 2004, the Bankruptcy Court issued an Order Confirming Joint Plan of Reorganization and granting Debtor’s motion to Substantially Consolidate Bankruptcy Cases. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Plan.

B. Pursuant to the Plan and that certain Secured Revolver Note in the original principal amount of $2,500,000.00 dated as of the date hereof (the “Note”) from the Debtor to the Secured Party, the Secured Party has agreed to extend credit upon the terms and subject to the conditions set forth therein.

C. The Note is issued pursuant to and is the Secured Revolver Note referred to in the Plan and represents a conversion of a portion of (i) Lender’s Supplemental Super Priority Claim under the Plan; (ii) accrued interest, fees, and costs as of the Confirmation Date attributable to the DIP Loan and subject of Lender’s Super Priority Claim; and (iii) accrued interest, fees and costs as of the Confirmation Date attributable to Lender’s Secured Claim pursuant to the terms of the Plan.

F. It is a condition precedent to the Secured Party’s acceptance of the Note that the Debtor shall have executed and delivered this Security Agreement to the Secured Party.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All terms used in this Security Agreement that are defined in the Uniform Commercial Code as of the date hereof in effect in the State of Florida (the “UCC”) and which are not otherwise defined herein shall have the meanings set forth therein.

2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations (as defined in Section 3 hereof), the Debtor hereby grants to the Secured Party a continuing security interest in, and a right to set off against, any and all right, title and interest of the Debtor in and to the personal property of the Debtor, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”), including, without limitation, the following:

(a) all Accounts;

(b) all cash and currency;

(c) all Chattel Paper;

(d) all Deposit Accounts;

(e) all Documents;

(f) all Equipment;

(g) all Fixtures;

(h) all General Intangibles;

(i) all Goods;

(j) all Instruments;

(k) all Inventory;

(l) all Investment Property;

(m) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

(n) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

The Debtor and the Secured Party hereby acknowledge and agree that the security interest created hereby in the Collateral constitutes a first-priority, continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising.

3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for the Debtor’s prompt performance and observance of all obligations of the Debtor (whether contingent or otherwise) under the Note and this Security Agreement (the “Secured Obligations”). The Note, this Security Agreement, any Uniform Commercial Code or other applicable financing statements executed by Debtor in connection therewith, any and all other documents representing or securing the obligations of the Debtor to the Secured Party or of the Lender in connection with the Collateral and any and all guaranties of the Debtor’s obligations under any of the foregoing, each as amended, modified, restated or supplemented from time to time, shall be referred to herein collectively as the “Loan Documents”.

4. Filing of Financing Statements, Notices, etc. Debtor hereby authorizes the Secured Party to prepare and file such Uniform Commercial Code or other applicable financing statements (including renewal statements) or amendments thereof as the Secured Party may from time to time deem necessary or appropriate in order to perfect and maintain the security interest created hereby in the Collateral. Debtor also shall execute and deliver to the Secured Party such other applicable agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents) as may be reasonably requested by the Secured Party in order to perfect, maintain and protect the security interest created hereby in the Collateral.

5. Representations and Warranties. The Debtor hereby further represents and warrants to the Secured Party that so long as any of the Secured Obligations remain outstanding:

(a) Legal Name of Debtor. The Debtor’s exact legal name is as shown in this Security Agreement. The Debtor has not in the past three months changed its name, been party to a merger, consolidation or other change in structure or used any tradename.

(b) Authorization. The Debtor has taken all necessary action to authorize the execution, delivery and performance of this Security Agreement. Centra Industries, Inc., is duly organized, validly existing and in good standing under the laws of the State of Delaware and is possessed of all requisite power and authority to carry on its business and to own and operate the business.

(c) No Conflicts. Neither the execution and delivery of this Security Agreement, nor the performance of or compliance with the terms and provisions hereof by Debtor will (i) violate, contravene or conflict with the organizational documents of the Debtor, (ii) materially violate, contravene or conflict with any requirement of law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to Debtor, or (iii) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which Debtor is a party, or by which Debtor may be bound.

(d) Consents. Except for consents, approvals and authorizations which have been obtained, no consent, approval, authorization or order of, or notice to or filing, registration or qualification with, any governmental authority or third party is required either (i) for the pledge made by the Debtor or for the granting of the security interest by the Debtor pursuant to this Security Agreement or (ii) for the exercise by the Secured Party of its rights and remedies hereunder, except for any such authorization, approval, order, notice, filing, registration or qualification that has been obtained, taken, sent or made.

(e) Enforceable Obligations. This Security Agreement has been duly executed and delivered, and Debtor intends for this Security Agreement to constitute legal, valid and binding obligations of the Debtor in accordance with its terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally or by general equitable principles.

(f) Title. The Debtor has good and marketable title to the Collateral.

(g) Location of Collateral. The office where the Debtor keeps its records concerning the Collateral and the Debtor’s principal place of business and chief executive office are located at the address set forth on the signature page of this Security Agreement. The Debtor’s chief executive offices and all of the Collateral will be and remain located only at the foregoing location unless Debtor gives the Secured Party twenty (20) days notice of any relocation thereof and, prior to such relocation, executes and delivers such items as are required by Section 6(c) hereof.

6. Covenants. The Debtor hereby covenants that, so long as any of the Secured Obligations remain outstanding or any Credit Document is in effect, the Debtor shall:

(a) Books and Records. Mark its books and records to reflect the security interest granted to the Secured Party pursuant to this Security Agreement.

(b) Defense of Title. At all times be the legal and beneficial owner of the Collateral free and clear of any lien, other than the liens created hereby in favor of the Secured Party, will warrant and defend title to and ownership of the Collateral at Debtor’s own expense against the claims and demands of all other parties claiming an interest therein, keep the Collateral free from all liens other than liens in favor of the Secured Party, and not sell, exchange, transfer, assign, lease or otherwise dispose of Collateral or any interest therein other than in the ordinary course of business.

(c) Further Assurances. Promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary and desirable or that the Secured Party may reasonably request in order to (i) perfect and protect the security interest created hereby in the Collateral (including without limitation any and all action reasonably necessary to satisfy the Secured Party that the Secured Party has obtained a perfected security interest in any Collateral and that such security interest is not subordinate or junior to the security interest, lien or claim of any other person, including any governmental authority; (ii) enable the Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral; and (iii) otherwise effect the purposes of this Security Agreement.

(d) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Collateral or enter into any agreement or allow to exist any restriction with respect to any of the Collateral which would adversely affect the rights of the Secured Party hereunder other than pursuant hereto.

(e) Notices. Promptly notify the Secured Party of (i) any lien or claim made or threatened against the Collateral; and (ii) the occurrence or existence of any Event of Default (as defined hereunder) or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default.

(f) Copies of Notices. Promptly deliver to the Secured Party a copy of each notice or other communication received by it that is likely to affect in any material respect the Secured Party’s security interest in the Collateral or the value of the Collateral.

(g) Actions. Not take or fail to take any action that would impair in any material respect the value of or the enforceability of the Secured Party’s security interest in any of the Collateral.

(h) Continuing Authorization. Continue to be (i) duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and (ii) possessed of all requisite power and authority to carry on its business and to own and operate its business.

7. Advances by the Secured Party. Upon the failure of the Debtor to perform any of the covenants and agreements contained herein, the Secured Party may, at its option and in its discretion, perform the same, or cause the performance of the same, and in so doing may expend such sums as the Secured Party may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a lien or potential lien, expenditures made in defending against any adverse claim and all other expenditures which the Secured Party may make for the protection of the security hereof or which it may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Debtor promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate specified in the Note. No such performance of any covenant or agreement by the Secured Party on behalf of the Debtor, and no such advance or expenditure therefor, shall relieve the Debtor of any default under the terms of this Security Agreement. The Secured Party may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by the Debtor in appropriate proceedings and against which adequate reserves are being maintained.

8. Events of Default. The occurrence of an event of default under the Note, a demand for payment under the Note, or a default under any document relating to the Note shall be an Event of Default hereunder (an “Event of Default”).

9. Remedies.

(a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Secured Party shall have, in respect of the Collateral, in addition to the rights and remedies provided herein, in the Loan Documents or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

(b) Sale of Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Secured Party may, in its discretion, sell or otherwise dispose of or realize upon the Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Secured Party may deem commercially reasonable, for cash or credit or otherwise in accordance with applicable law. To the extent permitted by law, the Secured Party may in such event bid for the purchase of all or any part of the Collateral. The Debtor agrees that, to the extent notice of sale shall be required by law and has not been waived by the Debtor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Debtor, at the address for the Debtor set forth on the signature page of this Security Agreement, at least 10 days before the time of such sale. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Debtor recognizes that the Secured Party may deem it impracticable to effect a public sale of all or any part of the Collateral and that the Secured Party may, therefore, determine to make one or more private sales of any such Collateral to a restricted group of purchasers. The Debtor acknowledges that any such private sale may be at prices and on terms less favorable to the Debtor than the prices and other terms which might have been obtained at a public sale and notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner.

(d) Retention of Collateral. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Secured Party may, after providing the notices required by the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction (including the UCC), retain all or any portion of the Collateral in full satisfaction of the Secured Obligations. Unless and until the Secured Party shall have provided such notices, however, the Secured Party shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

(e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Secured Party is legally entitled, the Debtor shall be liable for the deficiency, together with interest thereon at the default rate specified in the Note, together with the costs of collection and the reasonable fees of attorneys employed by the Secured Party to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Debtor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

10. Rights of the Secured Party.

(a) Power of Attorney. In addition to other powers of attorney contained herein, the Debtor hereby designates and appoints the Secured Party and each of its designees or agents as attorney-in-fact of the Debtor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

(i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Collateral, all as the Secured Party may reasonably determine;

(ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Collateral and enforcing any other right in respect thereof;

(iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Secured Party may deem reasonably appropriate;

(iv) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

(v) to direct any parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct;

(vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

(vii) to sign and endorse any drafts, assignments, proxies, stock or transfer powers, verifications, notices and other documents relating to the Collateral;

(viii) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem reasonably appropriate;

(ix) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Secured Party may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated herein;

(x) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Secured Party were the absolute owner thereof for all purposes; and

(xi) to do and perform all such other acts and things as the Secured Party may reasonably deem to be necessary or proper in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Secured Obligations remain outstanding or any Credit Document is in effect and (ii) until the commitments under the Loan Documents, if any, shall have been terminated. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Secured Party in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Secured Party solely to protect, preserve and realize upon their security interest in the Collateral.

(b) Performance by the Secured Party of Debtor’s Obligations. If the Debtor fails to perform any agreement or obligation contained herein, the Secured Party itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor pursuant to Section 7 hereof.

(c) Assignment by the Secured Party. The Secured Party may from time to time assign the Secured Obligations or any portion thereof and/or the Collateral or any portion thereof to a successor lender or holder, and the assignee shall be entitled to all of the rights and remedies of the assigning Secured Party under this Security Agreement in relation thereto.

(d) The Secured Party’s Duty of Care. Other than the exercise of reasonable care to ensure the safe custody of the Collateral while being held by the Secured Party hereunder, the Secured Party shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Debtor shall be responsible for preservation of all rights in the Collateral, and the Secured Party shall be relieved of all responsibility for Collateral upon surrendering it or tendering the surrender of it to the Debtor. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, which shall be no less than the treatment employed by a reasonable and prudent secured party in the industry, it being understood that the Secured Party shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

(e) Release of Collateral. The Secured Party may release any of the Collateral from this Security Agreement or may substitute any of the Collateral for other Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Security Agreement as to any Collateral not expressly released or substituted, and this Security Agreement shall continue as a perfected lien on all Collateral not expressly released or substituted. If the Secured Party releases any of the Collateral from this Security Agreement, the Secured Party shall execute and deliver such UCC release filings or termination statements and such other documents as the Debtor may reasonably request with respect to the released Collateral.

11. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of any Collateral, when received by the Secured Party in cash or its equivalent, will be applied in reduction of the Secured Obligations, and the Debtor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Secured Party shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Secured Party’ sole discretion, notwithstanding any entry to the contrary upon any of their books and records.

12. Costs of Counsel. At all times hereafter, the Debtor agrees to promptly pay upon demand any and all reasonable costs and expenses including, without limitation, any and all reasonable legal fees and disbursements, of the Secured Party as necessary to protect the Collateral or to exercise any rights or remedies under this Security Agreement or with respect to any Collateral. All of the foregoing costs and expenses shall constitute Secured Obligations hereunder.

13. Continuing Agreement.

(a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remain outstanding (even if contingent). Upon repayment and termination of all of the Secured Obligations, this Security Agreement shall be automatically terminated, and the Secured Party shall, upon the request of the Debtor, forthwith release all of its liens and security interests hereunder and execute all documents reasonably necessary to effectuate the same. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

(b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the

Secured Obligations is rescinded or must otherwise be restored or returned as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

14. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except in written document executed by the Secured Party and the Debtor.

15. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Debtor, and the Debtor’s successors and assigns, and shall inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors and permitted assigns; provided, however, that the Debtor may not assign its rights or delegate its duties hereunder without the prior written consent of the Secured Party. To the fullest extent permitted by law, the Debtor hereby releases the Secured Party, and its successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Secured Party, or its officers, employees or agents.

16. Notices. All notices required or permitted to be given under this Security Agreement shall be made to the address for the Debtor and the Secured Party set forth on the signature page of this Security Agreement.

17. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

18. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

19. Governing Law. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA. IN ADDITION, THE PARTIES HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR IN CONNECTION HEREWITH.

20. Severability. If any provision of the Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

21. Entirety. This Security Agreement and the other Loan Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the pledge of the Collateral.

22. Survival. All representations and warranties of the Debtor hereunder shall survive the execution and delivery of this Security Agreement and the other Loan Documents.

23. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real and other personal property owned by the Debtor), or by a guarantee, endorsement or property of any other person, then the Secured Party shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Secured Party shall have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Secured Party shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Secured Party’ rights or the Secured Obligations under this Security Agreement or under any other of the related documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed by their authorized representatives as of the date first above written.

DEBTOR:

CENTRA INDUSTRIES, INC.

By:
Sydney D “Trip” Camper, President

1500 Cordova Road
Suite 300
Fort Lauderdale, FL 33316
Telecopier No.: (954) 728-9080

MIDWEST CABLE COMMUNICATIONS OF ARKANSAS, INC.

By:
Sydney D “Trip” Camper, President

1500 Cordova Road
Suite 300
Fort Lauderdale, FL 33316
Telecopier No.:(954) 728-9080

SECURED PARTY:

STANFORD VENTURE CAPITAL HOLDINGS, INC.

By:
James M. Davis, President

6075 Poplar Avenue
Suite 202
Memphis, Tennessee
Attention: James M. Davis
Telecopier No.: (614) 481-5751